Short-term loan	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Short-term loan

(12) Short-term loan

Short-term loans and total outstanding balance as of December 31, 2021 and 2022 amounted to nil and RMB35,679, respectively, which is RMB-denominated borrowing made by the Company’s subsidiaries from financial institutions in mainland China. In 2022, insurance agency segment borrowed RMB35,679 one-year loan for its general working capital purposes.

As of December 31, 2021 and 2022, the weighted average interest rates for the outstanding borrowings were approximately nil and 4.50%, respectively, and the aggregate amounts of unused lines of credit for short-term loans were nil and RMB164,321, respectively.